Merrill Lynch & Co., Inc.			Attachment I

Preliminary Unaudited Earnings Summary
	For the Three Months Ended			Percent Inc / (Dec)
(in millions, except per share amounts)	Dec. 28, 2007	Sept. 28, 2007	Dec. 29, 2006	4Q07 vs. 3Q07	4Q07 vs. 4Q06

Revenues
Principal transactions	$(12,596)	$(5,761)	$2,206	N/M %	N/M	%
Commissions	1,924	1,860	1,523	3	26
Investment banking	1,267	1,277	1,506	(1)	(16)
Managed accounts and other fee-based revenues	1,440	1,392	1,238	3	16
Earnings from equity method investments(1)	360	281	186	28	94
Other (2)	(2,133)	(983)	651	N/M	N/M
Subtotal	(9,738)	(1,934)	7,310	N/M	N/M

Interest and dividend revenues	14,170	15,636	11,318	(9)	25
Less interest expense	12,624	13,322	10,243	(5)	23
Net interest profit	1,546	2,314	1,075	(33)	44

Total revenues, net of interest expense	(8,192)	380	8,385	N/M	N/M

Non-interest expenses
Compensation and benefits	4,339	1,979	3,298	119	32
Communications and technology	597	499	476	20	25
Brokerage, clearing, and exchange fees	395	364	293	9	35
Occupancy and related depreciation	306	295	247	4	24
Professional fees	311	245	263	27	18
Advertising and market development	249	181	192	38	30
Office supplies and postage	64	54	59	19	8
Other	467	401	376	16	24

Total non-interest expenses	6,728	4,018	5,204	67	29

Pre-tax (loss)/earnings from continuing operations	(14,920)	(3,638)	3,181	N/M	N/M

Income tax (benefit)/expense	(4,623)	(1,258)	953	N/M	N/M

Net (loss)/earnings from continuing operations	(10,297)	(2,380)	2,228	N/M	N/M

Discontinued operations:
Pre-tax earnings from discontinued operations	795	211	175	277	354
Income tax expense	331	72	57	360	481
Net earnings from discontinued operations	464	139	118	234	293

Net (loss)/earnings	$(9,833)	$(2,241)	$2,346	N/M	N/M

Preferred stock dividends	$73	$73	$50	0	46

Net (loss)/earnings applicable to common stockholders	$(9,906)	$(2,314)	$2,296	N/M	N/M

Basic (loss)/earnings per common share from continuing operations	(12.57)	(2.99)	2.57	N/M	N/M
Basic earnings per common share from discontinued operations	0.56	0.17	0.14	229	300
Basic (loss)/earnings per common share	$(12.01)	$(2.82)	$2.71	N/M	N/M

Diluted (loss)/earnings per common share from continuing operations	(12.57)	(2.99)	2.29	N/M	N/M
Diluted earnings per common share from discontinued operations	0.56	0.17	0.12	229	367
Diluted (loss)/earnings per common share	$(12.01)	$(2.82)	$2.41	N/M	N/M

Average shares used in computing earnings per common share
Basic	825.0	821.6	847.4	0	(3)
Diluted	825.0	821.6	952.2	0	(13)

Annualized return on average common equity from continuing operations	N/M	N/M	24.3%
Annualized return on average common equity	N/M	N/M	25.6%

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Earnings from equity method investments were previously reported within Other revenues. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Includes losses related to valuation allowances taken on held-for-sale loans.

Merrill Lynch & Co., Inc.		Attachment II

Preliminary Unaudited Earnings Summary
	For the Year Ended
(in millions, except per share amounts)	Dec. 28, 2007	Dec. 29, 2006	Percent Inc / (Dec)

Revenues
Principal transactions	$(12,067)	$7,248	N/M	%
Commissions	7,284	5,985	22
Investment banking	5,582	4,648	20
Managed accounts and other fee-based revenues	5,465	6,273	(13)
Earnings from equity method investments(1)	1,325	556	138
Other(2)	(1,888)	2,883	N/M
Subtotal	5,701	27,593	(79)

Interest and dividend revenues	56,974	39,790	43
Less interest expense	51,425	35,571	45
Net interest profit	5,549	4,219	32

Gain on merger	-	1,969	N/M

Total revenues, net of interest expense	11,250	33,781	(67)

Non-interest expenses
Compensation and benefits	15,903	16,867	(6)
Communications and technology	2,057	1,838	12
Brokerage, clearing, and exchange fees	1,415	1,096	29
Occupancy and related depreciation	1,139	991	15
Professional fees	1,027	885	16
Advertising and market development	785	686	14
Office supplies and postage	233	225	4
Other	1,522	1,383	10

Total non-interest expenses	24,081	23,971	0

Pre-tax (loss)/earnings from continuing operations	(12,831)	9,810	N/M

Income tax (benefit)/expense	(4,194)	2,713	N/M

Net (loss)/earnings from continuing operations	(8,637)	7,097	N/M

Discontinued operations:
Pre-tax earnings from discontinued operations	1,397	616	127
Income tax expense	537	214	151
Net earnings from discontinued operations	860	402	114

Net (loss)/earnings	$(7,777)	$7,499	N/M

Preferred stock dividends	$270	$188	44

Net (loss)/earnings applicable to common stockholders	$(8,047)	$7,311	N/M

Basic (loss)/earnings per common share from continuing operations	(10.73)	7.96	N/M
Basic earnings per common share from discontinued operations	1.04	0.46	126
Basic (loss)/earnings per common share	$(9.69)	$8.42	N/M

Diluted (loss)/earnings per common share from continuing operations	(10.73)	7.17	N/M
Diluted earnings per common share from discontinued operations	1.04	0.42	148
Diluted (loss)/earnings per common share	$(9.69)	$7.59	N/M

Average shares used in computing earnings per common share
Basic	830.4	868.1	(4)
Diluted	830.4	963.0	(14)

Annualized return on average common equity from continuing operations	N/M	20.1%
Annualized return on average common equity	N/M	21.3%

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Earnings from equity method investments were previously reported within Other revenues. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Includes losses related to valuation allowances taken on held-for-sale loans.

Merrill Lynch & Co., Inc.	Attachment III

Reconciliation of Non-GAAP Measures

Merrill Lynch adopted Statement of Financial Accounting Standards No. 123 (as revised in 2004) for stock-based employee compensation during the first quarter of 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the "one-time compensation expenses." These changes represent timing differences and are not economic in substance.

During the third quarter of 2006, Merrill Lynch completed the merger of its Merrill Lynch Investment Managers business with BlackRock, Inc. Merrill Lynch recognized a gain associated with this merger along with other non-recurring expenses, collectively "Impact of BlackRock Merger".

Management believes that while the results excluding these one-time compensation expenses and the impact of the BlackRock merger are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

Unaudited Earnings Summary	For the Year Ended December 29, 2006(1)

(in millions, except per share amounts)	Excluding One-time Compensation Expenses & Impact of BlackRock Merger	Impact of One-time Compensation Expenses	Impact of BlackRock Merger	GAAP Basis
Revenues, net of interest expense	$31,812	$-	$1,969	$33,781

Non-interest expenses
Compensation and benefits	14,964	1,759	144	16,867
Non-compensation expenses	7,046	-	58	7,104
Total non-interest expenses	22,010	1,759	202	23,971

Pre-tax earnings from continuing operations	9,802	(1,759)	1,767	9,810

Income tax expense	2,633	(582)	662	2,713

Net earnings from continuing operations	$7,169	$(1,177)	$1,105	$7,097

Pre-tax earnings from discontinued operations	$616	$-	$-	$616

Income tax expense	214	-	-	214

Net earnings from discontinued operations	$402	$-	$-	$402

Net earnings	$7,571	$(1,177)	$1,105	$7,499

Preferred stock dividends	$188	$-	$-	$188

Net earnings applicable to common stockholders	$7,383	$(1,177)	$1,105	$7,311

Basic earnings per common share from continuing operations	$8.06	$(1.37)	$1.27	$7.96
Basic earnings per common share from discontinued operations	0.46	-	-	0.46
Basic earnings per common share	$8.52	$(1.37)	$1.27	$8.42

Diluted earnings per common share from continuing operations	$7.26	$(1.23)	$1.14	$7.17
Diluted earnings per common share from discontinued operations	0.42	-	-	0.42
Diluted earnings per common share	$7.68	$(1.23)	$1.14	$7.59

Average shares used in computing earnings per common share
Basic	866.7	1.4	-	868.1
Diluted	961.5	1.5	-	963.0
Financial Ratios	For the Year Ended(1)
	December 29, 2006
	Excluding One-time Compensation Expenses & Impact of BlackRock Merger	GAAP Basis

Ratio of compensation and benefits to net revenues	47.0%	49.9%

Ratio of non-compensation and benefits to net revenues	22.1%	21.0%

Effective tax rate	26.9%	27.7%

Pre-tax profit margin	30.8%	29.0%

Average common equity	$ 34,354	$ 34,354

Impact of one-time compensation expenses and the BlackRock merger	(130)	-

Average common equity	34,224	34,354

Annualized return on average common equity from continuing operations	20.4%	20.1%
Annualized return on average common equity	21.6%	21.3%

(1) For purposes of comparison with previously published results, data excluding the impact of the one-time compensation expenses and the BlackRock merger assumes the impact is limited to the first and third quarter of 2006, respectively.

Merrill Lynch & Co., Inc.				Attachment IV

Preliminary Segment Data (unaudited)
	For the Three Months Ended			Percent Inc / (Dec)		For the Year Ended
(dollars in millions)	Dec. 28, 2007	Sept. 28, 2007	Dec. 29, 2006	4Q07 vs. 3Q07	4Q07 vs. 4Q06	Dec. 28, 2007	Dec. 29, 2006	Percent Inc / (Dec)

Global Markets & Investment Banking
Global Markets
FICC	$(15,155)	$(5,764)	$2,152	N/M %	N/M %	$(15,873)	$7,552	N/M	%
Equity Markets	2,171	1,581	1,761	37	23	8,286	6,730	23
Total Global Markets net revenues	(12,984)	(4,183)	3,913	N/M	N/M	(7,587)	14,282	N/M
Investment Banking (1)
Origination:
Debt	217	276	532	(21)	(59)	1,550	1,704	(9)
Equity	375	344	475	9	(21)	1,629	1,220	34
Strategic Advisory Services	559	385	286	45	95	1,740	1,099	58
Total Investment Banking net revenues	1,151	1,005	1,293	15	(11)	4,919	4,023	22
Total net revenues	(11,833)	(3,178)	5,206	N/M	N/M	(2,668)	18,305	N/M

Pre-tax earnings / (loss) from continuing operations	(15,877)	(4,612)	2,477	N/M	N/M	(16,345)	5,292	N/M
Impact of one-time compensation expenses	-	-	-	N/M	N/M	-	1,369	N/M
Pre-tax earnings / (loss) from continuing operations excluding one-time compensation expenses	(15,877)	(4,612)	2,477	N/M	N/M	(16,345)	6,661	N/M

Pre-tax profit margin	N/M	N/M	47.6%			N/M	28.9%
Pre-tax profit margin excluding one-time compensation expenses	N/M	N/M	47.6%			N/M	36.4%

Global Wealth Management
Global Private Client
Fee-based revenues	$1,656	$1,605	$1,442	3	15	$6,278	$5,499	14
Transactional and origination revenues	972	989	917	(2)	6	3,887	3,397	14
Net interest profit and related hedges(2)	565	584	558	(3)	1	2,318	2,103	10
Other revenues	116	90	94	29	23	416	301	38
Total Global Private Client net revenues	3,309	3,268	3,011	1	10	12,899	11,300	14
Global Investment Management net revenues	286	270	211	6	36	1,122	541	107
Total net revenues	3,595	3,538	3,222	2	12	14,021	11,841	18

Pre-tax earnings from continuing operations	914	953	705	(4)	30	3,630	2,290	59
Impact of one-time compensation expenses	-	-	-	N/M	N/M	-	281	N/M
Pre-tax earnings from continuing operations excluding one-time compensation expenses	914	953	705	(4)	30	3,630	2,571	41

Pre-tax profit margin	25.4%	26.9%	21.9%			25.9%	19.3%
Pre-tax profit margin excluding one-time compensation expenses	25.4%	26.9%	21.9%			25.9%	21.7%

Merrill Lynch Investment Managers
Total net revenues	$-	$-	$-	N/M	N/M	$-	$1,900	N/M

Pre-tax earnings from continuing operations	-	-	-	N/M	N/M	-	637	N/M
Impact of one-time compensation expenses	-	-	-	N/M	N/M	-	109	N/M
Pre-tax earnings from continuing operations excluding one-time compensation expenses	-	-	-	N/M	N/M	-	746	N/M

Pre-tax profit margin	-	-	-			-	33.5%
Pre-tax profit margin excluding one-time compensation expenses	-	-	-			-	39.3%

Corporate
Total net revenues	$46	$20	$(43)	130	N/M	$(103)	$1,735	N/M
Impact of BlackRock merger	-	-	-	N/M	N/M	-	1,969	N/M
Total net revenues excluding the BlackRock merger	46	20	(43)	130	N/M	(103)	(234)	(56)

Pre-tax earnings / (loss) from continuing operations	43	21	(1)	105	N/M	(116)	1,591	N/M
Impact of BlackRock merger	-	-	-	N/M	N/M	-	(1,767)	N/M
Pre-tax earnings / (loss) from continuing operations excluding the BlackRock merger	43	21	(1)	105	N/M	(116)	(176)	(34)

Total
Total net revenues	$(8,192)	$380	$8,385	N/M	N/M	$11,250	$33,781	(67)
Impact of BlackRock merger	-	-	-	N/M	N/M	-	1,969	N/M
Total net revenues excluding the BlackRock merger	(8,192)	380	8,385	N/M	N/M	11,250	31,812	(65)

Pre-tax earnings / (loss) from continuing operations	(14,920)	(3,638)	3,181	N/M	N/M	(12,831)	9,810	N/M
Impact of BlackRock merger	-	-	-	N/M	N/M	-	(1,767)	N/M
Impact of one-time compensation expenses	-	-	-	N/M	N/M	-	1,759	N/M
Pre-tax earnings / (loss) from continuing operations excluding BlackRock merger and one-time compensation expenses	(14,920)	(3,638)	3,181	N/M	N/M	(12,831)	9,802	N/M

Pre-tax profit margin	N/M	N/M	37.9%			N/M	29.0%
Pre-tax profit margin excluding BlackRock merger and one-time compensation expenses	N/M	N/M	37.9%			N/M	30.8%
N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) A portion of Origination revenue is recorded in Global Wealth Management.
(2) Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachments I & II.

Merrill Lynch & Co., Inc.			Attachment V

Consolidated Quarterly Earnings (unaudited)			(in millions)

	4Q06	1Q07	2Q07	3Q07	4Q07
Revenues
Principal transactions	$2,206	$2,734	$3,556	$(5,761)	$(12,596)
Commissions
Listed and over-the-counter securities	978	1,134	1,195	1,279	1,294
Mutual funds	485	521	541	522	570
Other	60	58	51	59	60
Total	1,523	1,713	1,787	1,860	1,924
Investment banking
Underwriting	1,218	1,113	1,130	895	717
Strategic advisory	288	397	398	382	550
Total	1,506	1,510	1,528	1,277	1,267
Managed accounts and other fee-based revenues
Portfolio service fees	795	832	860	904	902
Asset management fees	141	136	152	150	179
Account fees	114	109	115	117	120
Other fees	188	207	222	221	239
Total	1,238	1,284	1,349	1,392	1,440
Earnings from equity method investments(1)	186	309	375	281	360
Other (2)	651	841	387	(983)	(2,133)
Subtotal	7,310	8,391	8,982	(1,934)	(9,738)
Interest and dividend revenues	11,318	12,721	14,447	15,636	14,170
Less interest expense	10,243	11,509	13,970	13,322	12,624
Net interest profit	1,075	1,212	477	2,314	1,546

Total revenues, net of interest expense	8,385	9,603	9,459	380	(8,192)

Non-Interest Expenses
Compensation and benefits	3,298	4,854	4,731	1,979	4,339
Communications and technology	476	479	482	499	597
Brokerage, clearing, and exchange fees	293	310	346	364	395
Occupancy and related depreciation	247	265	273	295	306
Professional fees	263	226	245	245	311
Advertising and market development	192	155	200	181	249
Office supplies and postage	59	59	56	54	64
Other	376	354	300	401	467
Total Non-Interest Expenses	5,204	6,702	6,633	4,018	6,728

Pre-tax earnings/(loss) from continuing operations	3,181	2,901	2,826	(3,638)	(14,920)
Income tax expense/(benefit)	953	871	816	(1,258)	(4,623)

Net earnings/(loss) from continuing operations	2,228	2,030	2,010	(2,380)	(10,297)

Discontinued operations:
Pre-tax earnings from discontinued operations	175	194	197	211	795
Income tax expense	57	66	68	72	331
Net earnings from discontinued operations	118	128	129	139	464

Net earnings/(loss)	$2,346	$2,158	$2,139	$(2,241)	$(9,833)

Per Common Share Data
	4Q06	1Q07	2Q07	3Q07	4Q07

Earnings/(loss) from continuing operations - Basic	$2.57	$2.35	$2.32	$(2.99)	$(12.57)
Earnings/(loss) from continuing operations - Diluted	2.29	2.12	2.10	(2.99)	(12.57)
Dividends paid	0.25	0.35	0.35	0.35	0.35
Book value	41.35	42.25	43.55	39.60	29.37 est.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Earnings from equity method investments were previously reported within Other revenues. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Includes losses related to valuation allowances taken on held-for-sale loans.

Merrill Lynch & Co., Inc.			Attachment VI

Percentage of Quarterly Net Revenues (unaudited)

	4Q06	1Q07	2Q07	3Q07	4Q07
Revenues
Principal transactions	26.3%	28.5%	37.6%	N/M	N/M
Commissions
Listed and over-the-counter securities	11.7%	11.8%	12.6%	N/M	N/M
Mutual funds	5.8%	5.4%	5.7%	N/M	N/M
Other	0.7%	0.6%	0.6%	N/M	N/M
Total	18.2%	17.8%	18.9%	N/M	N/M
Investment banking
Underwriting	14.5%	11.6%	11.9%	N/M	N/M
Strategic advisory	3.4%	4.1%	4.2%	N/M	N/M
Total	17.9%	15.7%	16.1%	N/M	N/M
Managed accounts and other fee-based revenues
Portfolio service fees	9.5%	8.7%	9.1%	N/M	N/M
Asset management fees	1.7%	1.4%	1.6%	N/M	N/M
Account fees	1.4%	1.1%	1.2%	N/M	N/M
Other fees	2.2%	2.2%	2.4%	N/M	N/M
Total	14.8%	13.4%	14.3%	N/M	N/M
Earnings from equity method investments	2.2%	3.2%	4.0%	N/M	N/M
Other	7.8%	8.8%	4.1%	N/M	N/M
Subtotal	87.2%	87.4%	95.0%	N/M	N/M
Interest and dividend revenues	135.0%	132.5%	152.7%	N/M	N/M
Less interest expense	122.2%	119.9%	147.7%	N/M	N/M
Net interest profit	12.8%	12.6%	5.0%	N/M	N/M

Total revenues, net of interest expense	100.0%	100.0%	100.0%	N/M	N/M

Non-Interest Expenses
Compensation and benefits	39.3%	50.5%	50.0%	N/M	N/M
Communications and technology	5.7%	5.0%	5.1%	N/M	N/M
Brokerage, clearing, and exchange fees	3.5%	3.2%	3.7%	N/M	N/M
Occupancy and related depreciation	2.9%	2.8%	2.9%	N/M	N/M
Professional fees	3.1%	2.4%	2.6%	N/M	N/M
Advertising and market development	2.3%	1.6%	2.1%	N/M	N/M
Office supplies and postage	0.7%	0.6%	0.6%	N/M	N/M
Other	4.6%	3.7%	3.1%	N/M	N/M
Total Non-Interest Expenses	62.1%	69.8%	70.1%	N/M	N/M

Pre-tax earnings/loss from continuing operations	37.9%	30.2%	29.9%	N/M	N/M

Income tax expense/benefit	11.3%	9.1%	8.7%	N/M	N/M

Net earnings from continuing operations	26.6%	21.1%	21.2%	N/M	N/M

Discontinued operations:
Pre-tax earnings from discontinued operations	2.1%	2.0%	2.1%	N/M	N/M
Income tax expense	0.7%	0.7%	0.7%	N/M	N/M
Net earnings from discontinued operations	1.4%	1.3%	1.4%	N/M	N/M

Net earnings/loss	28.0%	22.4%	22.6%	N/M	N/M

Common shares outstanding (in millions):
	4Q06	1Q07	2Q07	3Q07	4Q07
Weighted-average - basic	847.4	841.3	833.8	821.6	825.0
Weighted-average - diluted	952.2	930.2	923.3	821.6	825.0
Period-end	868.0	876.9	862.6	855.4	939.1

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.				Attachment VII

Supplemental Data (unaudited)				(dollars in billions)

		4Q06	1Q07	2Q07	3Q07	4Q07
	Client Assets
	U.S.	$1,483	$1,503	$1,550	$1,601	$1,586
	Non - U.S.	136	145	153	161	165
	Total Client Assets	1,619	1,648	1,703	1,762	1,751

	Assets in Annuitized-Revenue Products	611	627	662	691	655

	Net New Money
	All Client Accounts (1)	$22	$16	$9	$26	$30

	Annuitized-Revenue Products (1) (2)	18	16	12	10	-

	Balance Sheet Information: (3)
	Short-term Borrowings	$18.1	$20.2	$20.1	$27.1	$24.9
	Deposits	84.1	84.9	82.8	95.0	104.0
	Long-term Borrowings	181.4	205.4	226.0	264.9	261.9
	Junior Subordinated Notes (related to trust preferred securities)	3.8	3.5	4.4	5.2	5.2

	Stockholders' Equity: (3)
	Preferred Stockholders' Equity	3.1	4.7	4.6	4.8	4.4
	Common Stockholders' Equity	35.9	37.0	37.6	33.8	27.6
	Total Stockholders' Equity	39.0	41.7	42.2	38.6	32.0

	Full-Time Employees (4)	56,200	60,300	61,900	64,200	64,200

	Financial Advisors (5)	15,880	15,930	16,200	16,610	16,740

	Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)

Net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net inflows at BlackRock from distribution channels other than Merrill Lynch.

(2)	Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.

(3)	Balance Sheet Information and Stockholders' Equity are estimated for 4Q07.

(4)	Excludes 100 full-time employees on salary continuation severance at the end of 4Q06, 200 at the end of 1Q07, 300 at the end of 2Q07 400 at the end of 3Q07, and 700 at the end of 4Q07.

(5)	Includes 150 Financial Advisors associated with the Mitsubishi UFJ joint venture at the end of 4Q06, 160 at the end of 1Q07 and 170 at the end of 2Q07, 3Q07 and 4Q07.

Merrill Lynch & Co., Inc.				Attachment VIII

(Unaudited)				(dollars in millions)

		Net Exposures as of Sept. 28, 2007	Gain/(Loss) Reported in Income(1)	Other Net Changes in Net Exposures(2)	Net Exposures as of Dec. 28, 2007(5)
U.S. ABS CDO net exposures:
	U.S. Super senior ABS CDO net exposures:
	High-grade	$8,925	$(5,531)	$986	$4,380
	Mezzanine	5,237	(2,912)	(141)	2,184
	CDO-squared	630	(280)	(79)	271
	Total super senior ABS CDO net exposures(3)	14,792	(8,723)	766	6,835
	Secondary trading (4)	1,026	(1,141)	(1,882)	(1,997)
	Total U.S. ABS CDO-related net exposures	$15,818	$(9,864)	$(1,116)	$4,838

(1)

Primarily represents unrealized losses on net exposures. Amounts exclude credit valuation adjustments of negative $2.6 billion related to financial guarantor exposures on U.S. super senior ABS CDOs. See table regarding financial guarantor exposures.

(2)	Primarily consists of principal amortization for U.S. super senior ABS CDO net exposures, as well as changes in hedges and increases due to ineffective hedges.
(3)

For total U.S. super senior ABS CDOs, long exposures (including associated gains and losses reported in income and other net changes in net exposures) were $46.1 billion and $30.4 billion at September 28, 2007 and December 28, 2007, respectively. Short exposures (including associated gains and losses reported in income and other net changes in net exposures) were $31.3 billion and $23.6 billion at September 28, 2007 and December 28, 2007. Short exposures primarily consist of purchases of credit default swap protection from various third parties, including monoline financial guarantors, insurers and other market participants.

(4)	Previously disclosed as "Other retained and warehouse net exposures."
(5)

Hedges are affected by a variety of factors that impact the degree of their effectiveness. These factors may include differences in attachment point, timing of cash flows, control rights, litigation, limited recourse to counterparties and other basis risks.

		U.S. Super Senior ABS CDOs as of Dec. 28, 2007
		Notional(1)	Mark-to-Market Prior to Credit Valuation Adjustments	Notional, net of Mark-to-Market Prior to Credit Valuation Adjustments	Credit Valuation Adjustments	Carrying Value
Credit Default Swaps with Financial Guarantors (2):
	By counterparty credit quality (3):
	AAA	$(13,237)	$4,133	$(9,104)	$(679)	$3,454
	AA	-	-	-	-	-
	A	-	-	-	-	-
	BBB	-	-	-	-	-
	Non-investment grade or unrated	(6,664)	1,929	(4,735)	(1,929)	-
	Total financial guarantor exposures for ABS CDOs	$(19,901)	$6,062	$(13,839)	$(2,608)	$3,454

(1)

Represents gross notional amount of credit default swaps purchased as protection for U.S. super senior ABS CDOs. Amounts do not include counterparty exposure with financial guarantors for other asset classes.

(2)

Excludes the benefit of $2.0 billion (notional) of credit default swaps purchased from unrelated third parties as protection for exposure to financial guarantors, as well as the related positive mark-to-market adjustments.

(3)	Represents rating agency credit ratings.

Merrill Lynch & Co., Inc.			Attachment IX
(Unaudited)				(dollars in millions)

		Net Exposures as of Sept. 28, 2007	Gain/(Loss) Reported in Income (1)	Other Net Changes in Net Exposures (2)	Net Exposures as of Dec. 28, 2007
Residential Mortgage-Related Net Exposures (excluding U.S. Banks investment securities portfolio):
	U.S. Sub-prime:
	Warehouse lending	$734	$4	$(601)	$137
	Whole loans	2,951	(520)	(1,437)	994
	Residuals	1,635	(808)	28	855
	Residential mortgage-backed securities	343	(267)	647	723
	Total U.S. sub-prime	5,663	(1,591)	(1,363)	2,709
	U.S. Alt-A (3)	2,984	(399)	102	2,687
	U.S. Prime (3) (4)	28,318	13	(142)	28,189
	Non-U.S. (3)	11,824	(507)	(1,735)	9,582
	Mortgage servicing rights (5)	436	(56)	9	389
	Total residential mortgage-related net exposures (excluding U.S. Banks investment securities portfolio)	$49,225	$(2,540)	$(3,129)	$43,556

(1)	Primarily represents unrealized losses on net exposures.
(2)	Represents purchases, sales, hedges, paydowns, changes in loan commitments and related funding.
(3)	Includes warehouse lending, whole loans, residuals and residential mortgage-backed securities.
(4)	Includes $9.7 billion of prime loans originated by First Republic Bank, a wholly owned subsidiary, and approximately $12 billion of prime loans originated with GPC clients.
(5)	Mortgage servicing rights are reported at the lower of amortized cost or market; management's estimate of fair value is $475 million at December 28, 2007.
		Net Exposures as of Sept. 28, 2007	Gain/(Loss) Reported in Income (1)	Unrealized Gain/(Loss) Included in OCI (pre-tax) (2)	Other Net Changes in Net Exposures (3)	Net Exposures as of Dec. 28, 2007
U.S. Banks Investment Securities Portfolio (4)
	Sub-prime residential mortgage-related net exposures, including securities in Conduits (5):
	Sub-prime residential mortgage-backed securities	$4,985	$(178)	$(454)	$(443)	$3,910
	ABS CDOs	715	(362)	43	(145)	251
	Total sub-prime residential mortgage-related securities	5,700	(540)	(411)	(588)	4,161
	Other net exposures, including securities in Conduits (5):
	Alt-A residential mortgage-backed securities	7,944	(195)	(511)	(118)	7,120
	Commercial mortgage-backed securities	6,831	(81)	(179)	(780)	5,791
	Prime residential mortgage-backed securities	5,193	(40)	(139)	(840)	4,174
	Non-residential asset-backed securities	1,238	(3)	(20)	(1)	1,214
	Non-residential CDOs	979	(10)	(42)	(24)	903
	Other	263	-	(8)	(15)	240
	Total investment securities portfolio in U.S. Banks (including securities in Conduits)	$28,148	$(869)	$(1,310)	$(2,366)	$23,603

(1)	Primarily represents unrealized losses on net exposures.
(2)

Represents write-downs on SFAS 115 investment securities, which are reported net of taxes in Other Comprehensive (Loss)/Income ("OCI"). The cumulative, pre-tax balance in OCI was approximately negative $2.2 billion as of December 28, 2007.

(3)	Primarily represents principal paydowns and sales.
(4)

Excludes securities acquired in connection with the acquisition of First Republic Bank, a wholly owned subsidiary. Such securities did not include any sub-prime securities and virtually all have been sold prior to year end resulting in immaterial gains.

(5)

Represents securities reported on the balance sheet in the U.S. banks investment securities portfolio, as well as securities recorded off-balance sheet in Conduits, to which a U.S. bank subsidiary has liquidity and credit facilities outstanding. In the event of a disruption in the commercial paper market, the Conduits may draw upon their liquidity facility and sell certain of their assets to Merrill Lynch. The total amount of securities in Conduits was $4.2 billion and $0 at September 28, 2007 and December 28, 2007, respectively.

CONTACT:
Merrill Lynch
Media Relations:
Jessica Oppenheim, 212-449-2107
jessica_oppenheim@ml.com
or
Investor Relations:
Sara Furber, 866-607-1234
investor_relations@ml.com